UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2019 (November 15, 2019)
___________________

HOLLYFRONTIER CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-03876		75-1056913
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300	Dallas	TX	75201
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HFC	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2019, in connection with George J. Damiris’s retirement from the Board of Directors (the “Board”) of HollyFrontier Corporation (the “Corporation”) on December 31, 2019, the Board reduced the size of the Board to ten effective January 1, 2020.

Item 7.01.    Regulation FD Disclosure.

On November 18, 2019, the Corporation issued a press release announcing a new growth opportunity and stockholder return initiatives, which include the construction of a renewable diesel unit at its Artesia, New Mexico refinery, guidance on the regular cash dividend growth and authorization of a new $1 billion share repurchase program. A copy of the Corporation’s press release is attached hereto at Exhibit 99.1 and incorporated in this Item 7.01 in its entirety.

Furnished as Exhibit 99.2 and incorporated by reference into this Item 7.01 in its entirety is a copy of a presentation to be presented by the Corporation to current and potential investors at meetings throughout 2019.

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 8.01    Other Events.

The Board authorized a new $1 billion share repurchase program, which replaces all existing share repurchase authorizations, of which there was approximately $281 million remaining. Share repurchases may be made in the open market or through privately negotiated transactions from time to time or by other means in accordance with federal securities laws and are subject to a number of factors including market conditions, applicable legal and regulatory requirements and other considerations. The Corporation’s share repurchase program may be discontinued at any time by the Board.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.     Description

99.1         Press Release dated November 18, 2019.*

99.2        Presentation by the Corporation to current and potential investors.*

104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
HOLLYFRONTIER CORPORATION

By:    /s/ Richard L. Voliva III
Richard L. Voliva III
Executive Vice President and
Chief Financial Officer

Date: November 18, 2019